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                                                                    Exhibit 10.8

                                  AMENDMENT TO

                              TECHNOLOGY AGREEMENT
                               (DATED MAY 4, 2000)

                                     BETWEEN

                           SAIFUN SEMICONDUCTORS LTD.

                                       AND

                        MACRONIX INTERNATIONAL CO., LTD.

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This Amendment to the Technology agreement, dated May 4, 2000 between Saifun
Semiconductor Ltd., a company incorporated in Israel, with offices at Elrod Bldg. 45 Hamelacha St. Industrial Zone South, Netanya 42504, Israel ("Saifun"); and Macronix International Co., Ltd., a company incorporated in Taiwan with an office at No.3 Creation Road III, Science-Based Industrial Park, Hsin-Chu, Taiwan ("Macronix") ("Technology Agreement"); is entered into this 10th day of April, 2003 between Saifun and Macronix ("Amendment"). Saifun and Macronix shall be collectively referred to herein as the "Parties."

PREFACE

Pursuant to Section 19.8 of the Technology Agreement, the Parties have agreed to cooperate in performing development projects in accordance with the terms and conditions below.

This Amendment constitutes an amendment to the Technology Agreement in compliance with the provisions of section 19.14 thereof.

     1.   SECTION 7A.

The following section is hereby added to the Technology Agreement, as section 7A thereof. All non-contradicting definitions and provisions of the Technology Agreement apply to this Amendment:

"7A. DEVELOPMENT OF LICENSED PRODUCTS

7A.1 Definition:

"INTELLECTUAL PROPERTY"- shall mean all the following, based on, resulting of, developed or conceived, during or in connection with a Project (as defined below), in all jurisdictions: (i) Patents; (ii) know-how, trade-secrets; (iii) mask-works; (iv) copyrights; (v) other proprietary rights relating to the foregoing.

7.A.2 Development Projects: The Parties may agree from time to time on development project(s), where Saifun assists Macronix to design, develop or otherwise facilitate new Licensed Products pursuant to Section 19.8 of the Technology Agreement ("PROJECT/S"). The scope of each such project shall be defined by the Parties in separate project plans which will be attached to the Technology Agreement and be made part thereof ("PROJECT PLAN"). The Project Plan shall include the terms associated with the applicable Project, such as the scope of the Project and the specifications of the required work products, schedule and milestones, the responsibilities and duties of each Party and the resources that should be devoted thereby, and the commercial terms, such as royalties (if any). The Project Plans are hereby attached to this Agreement as "Appendix 7A.1.

7A.3 Coordination: The progress of the Projects and all associated issues shall be discussed and reported during the meetings between the Parties held in accordance with the provisions of Section 8.4 of the Technology Agreement.

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7A.4 Intellectual Property Rights: Any and all Intellectual Property of each party and its derivatives shall remain be owned by and belong to such party. Subject to the above, each Party shall have sole and exclusive ownership of all Intellectual Property developed under a Project hereunder solely by that Party's employees or contractors.

7A.5 Licenses Rights and Extra Royalties All Intellectual Property developed and owned by a Party hereto, under a Project, according to Section 7.A.4 , are subject to (i) the applicable licenses and rights granted to the Parties under the Technology Agreement (including, for example, to Macronix, under sections 2, 3 and 4 of the Technology Agreement); and (ii) the terms and conditions of such licenses.

For the avoidance of doubt, it is hereby acknowledged that the products developed pursuant to Project Plan shall be subject to payment of royalties due under such licenses in accordance with the Technology Agreement.

7A.6 Jointly Owned Patents:

     (1) Joint Patent: Patent conceived by the joint effort of the personnel of both Parties, where at least one person from each Party would qualify as an inventor of the inventions giving rise to such Patent, under the laws of the United States of America, shall be owned jointly by both Parties each having an undivided interest therein ("JOINT PATENT").

     (2) Joint IPR: In the event a Party hereto considers that a certain Intellectual Property Right other than Patent was conceived under a Project, by the joint effort and undivided material contribution of the personnel of both Parties, such Party shall so notify the other Party in writing, promptly and no later than sixty (60) days following the applicable milestone of the Project, in which such Intellectual Property Right was conceived. Such notice shall include a summary of the nature, scope and specifications of said Intellectual Property Right and the circumstances of its conception. In the event the Parties mutually agree that such Intellectual Property Right has been jointly conceived, and provided that they mutually agree upon the definition, specifications, scope and nature thereof, such Intellectual Property Right shall be deemed jointly owned by the Parties ("JOINT IPR"). For the avoidance of doubt, any disagreement in respect of this Section 7A.6 (2) shall be resolved under Section 18 of the Technology Agreement.

     (3) Joint Patent: a Joint Patent shall be filed, in form and substance, as mutually agreed upon by the Parties in the United States and other countries. The cost arising therefrom, including application and maintenance of Patents, shall be equally shared between the Parties. The Parties shall reasonably cooperate with each other in these activities. Either Party may elect to enforce jointly owned Patents only with the consent of the other, which consent shall not be unreasonably withheld. To the extent that a Party elects to enforce such rights, it shall bear all expenses associated therewith. If either Party is sued in connection with its exercise of a jointly owned Patent (or the underlying invention) or other Joint IPR, the other owning Party will reasonably cooperate in the defense of such suit at the expense of the Party that has been sued.

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     (4)  Sole Prosecution and Maintenance of Joint Patent: Where a Party elects not to file or maintain a Joint Patent in any particular country or not to share equally in the expenses thereof, for such country, such Party agrees to assign to the other Party any ownership rights or share in the Joint Patent issuing thereon. The other Party shall have the right to file or maintain such Patent in said country at its own expense and in its own name and shall solely own all rights resulting therefrom, subject to a perpetual, worldwide, non-exclusive, non-sublicensable, non-transferable, royalty-free and paid-up license for the assigning Party and its Subsidiaries.

     (5) In the event that a filing Party intends to abandon, or otherwise not to prosecute, any JointPatent, or not to maintain, defend against nullity or renew such Patent, it shall notify the non-filing Party in writing of such intention at the earliest practicable date, and the provisions of section 7A (3) shall apply, mutatis mutandis.

     (6) Use and Disposition. Each Party may freely exercise the Joint Patent or other joint IPR for the design, development, manufacture distribution, marketing, manufacture of its own Products. Neither Party may license such Joint Patents or Joint IPR to any third party, without the prior written consent from the other Party (which consent shall not be unreasonably withheld).

7A.7 Disputes:

"Any dispute in connection with this section 7A, and/or any applicable Project Plan hereunder, shall not affect the validity or performance of the remainder of the Technology Agreement."

     2.   SECTION 19.17

     ***

     IN WITNESS WHEREOF, Saifun and MACRONIX have caused this Agreement to be executed by their duly authorized representatives as of the Effective Date.

Saifun Semiconductors Ltd.               Macronix International Co., Ltd.


By: /s/ Igal Shany                      By: /s/ [illegible]
    ---------------------------------       ------------------------------------
Title: CFO                              Title: Vice President
Date: May 20, 2003                      Date: May 13, 2003


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*** Omitted pursuant to a confidential treatment request. The confidential information has been filed separately with the SEC.

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                  APPENDIX 7A.1 - PROJECT SCOPE; SPECIFICATIONS

1.   SPECIFICATION

    ***

    ***

    ***

    ***

    ***

2.   TASKS

        ISSUE           RESPONSIBILITY        NOTES
---------------------   --------------   ---------------
Product specification       MXIC         Defined
Design + Layout             MXIC         Saifun supports
Device                      MXIC         Saifun supports
Process/package             MXIC         Saifun supports
Wafer supply                MXIC
Test development            MXIC         Saifun supports
Product engineering         MXIC
Qualification               MXIC

3.   ESTIMATED SCHEDULE:

Program start ***

Tape out ***

Eng. Samples ***

4.   RESOURCES;

     4.1. PROJECTED HEAD COUNT BY SAIFUN

               4.1.1.   *** Design Engineers

               4.1.2.   *** Engineers (including circuit, logic and
               Device)

     4.2. RESPONSIBILITIES OF MACRONIX

          In addition to section 4 bellow, Macronix will be responsible and/or cover any and all the following expenses arising out of the Project:

               4.2.1. Any special dedicated equipment and or tools necessary for testing characterization and qualification tests of the Project including: probe cards, socket boards, dut cards etc';

               4.2.2. Non recurring engineering expenses arising out of the Project, including: wafers, mask sets, shipment, software development for test system

               4.2.3. Sort and Assembly of wafers

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*** Omitted pursuant to a confidential treatment request. The confidential information has been filed separately with the SEC.

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               4.2.4. Third Party fees to be mutually agreed by Parties

5.   INCREASED ROYALTIES; TERMS OF PAYMENT:

     As of *** until the completion of Project, in consideration for the Project, a fee to be paid to Saifun shall be $*** a quarter (the " Fees"). The Design Fees shall be paid in quarterly payments. Such quarterly "Fees" will be subject to changes according to actual design resource allocated to the Project by Saifun.

6.   OTHER:

     Macronix shall be responsible for the reimbursement of all reasonable travel expenses of Saifun Employees expressly provided under this agreement.

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*** Omitted pursuant to a confidential treatment request. The confidential information has been filed separately with the SEC.